[Letterhead of Lakeview Financial Corp.]




October 29, 1997


To Our Stockholders:

         On  behalf  of the  Board  of  Directors  and  management  of  Lakeview
Financial Corp. (the "Company"), I cordially invite you to attend the 1997 Annual Meeting of Stockholders to be held at The Valley Regency located at 1129 Valley Road, Clifton, New Jersey 07013 on Tuesday, November 25, 1997 at 10:00 a.m., Eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of KPMG Peat Marwick LLP, the Company's independent public accountant, will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.


                                        Sincerely,



                                        Kevin J. Coogan
                                        President and Chief Executive Officer

                            LAKEVIEW FINANCIAL CORP.
                                1117 MAIN STREET
                           PATERSON, NEW JERSEY 07503
                                 (201) 742-3060

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 25, 1997
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Lakeview Financial Corp. (the "Company"), will be held at The Valley Regency, 1129 Valley Road, Clifton, New Jersey 07013 on November 25, 1997, at 10:00 a.m., Eastern time. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of two directors of the Company; and

         2. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned.
Stockholders of record at the close of business on October 14, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Helen Saco
                                           Secretary

Paterson, New Jersey
October 29, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                            LAKEVIEW FINANCIAL CORP.
                                1117 MAIN STREET
                           PATERSON, NEW JERSEY 07503
                                 (201) 742-3060
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 25, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lakeview Financial Corp. (the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at The Valley Regency, 1129 Valley Road, Clifton, New Jersey on November 25, 1997, 10:00 a.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about October 29, 1997.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, and (ii) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters, incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on October 14, 1997 ("Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 4,370,594 shares of Common Stock issued and outstanding.

         The  Certificate  of  Incorporation  of the  Company  ("Certificate  of
Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                                Percent of Shares
                                                            Amount and Nature of                 of Common Stock
Name and Address of Beneficial Owner                        Beneficial Ownership                   Outstanding
------------------------------------                        --------------------                -----------------

Lakeview Savings Bank Employee                                     509,288                          11.65%
Stock Ownership Plan ("ESOP")
1117 Main Street
Paterson, New Jersey 07503(1)

Wellington Management Company                                      324,644                           7.42
75 State Street
Boston, Massachusetts  02109(2)

Kevin J. Coogan, President                                         589,532                          12.73
and Chief Executive Officer
of the Company
1117 Main Street
Paterson, New Jersey 07503(3)

All Directors and Executive Officers                             1,685,694                          32.05
  as a Group (9 persons)(4)


------------------
(1) The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from a third-party lender. For further information with respect to voting and investment power regarding shares held by the ESOP, see "Proposal I - Information with Respect to Nominees for Directors; Directors Whose Terms Continue and Executive Officers."
(2) Based upon an Amended Schedule 13G filed with the Securities and Exchange Commission, dated January 15, 1997, for which shared voting and depositive power is shown with respect to 324,644 shares.
(3) Includes 328,088 shares over which Mr. Coogan has sole voting and dispositive power, and 568 over which he holds joint voting and dispositive power with his wife. Also includes 260,876 shares which may be purchased through the exercise of stock options.
(4) Includes stock options to purchase 888,306 shares of Common Stock which are exercisable within 60 days of the Voting Record Date. Also includes 60,822 shares of Common Stock held by the ESOP which are allocated to executive officers. Excludes shares which are unallocated to participating employees. For further information, see Proposal I - "Information with Respect to Nominees for Directors; Directors Whose Terms Continue and Executive Officers."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors, except as otherwise noted, were complied with during the fiscal year ended July 31, 1997. Due to an administrative delay, the Form 4 reports for two of the directors were filed late.

--------------------------------------------------------------------------------
        I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Certificate of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting each to serve for a three-year term or until their successors have been elected and qualified.

         Robert J. Davenport and Dennis D. Pedra have been nominated by the Board of Directors to serve as directors. Messrs. Davenport and Pedra are currently members of the Board and have been nominated for a three-year term to expire in 2000. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Savings Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Savings Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown in the table under "Voting Securities and Principal Holders Thereof."


                                                                                        Common Stock Beneficially
                                                     Year First                                 Owned (2)
                                                     Elected           Term to          ----------------------------
Name                                Age(1)           Director          Expire           Shares            % of Class
----                                ------           --------          ------           ------            ----------

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

Robert J. Davenport                   59               1994              2000             37,880 (3)          .86
Dennis D. Pedra                       44               1994              2000             63,602 (3)         1.44

DIRECTORS CONTINUING IN OFFICE

Kevin J. Coogan                       48               1986              1998            589,532 (4)        12.73
Michael R. Rowe                       47               1987              1998            186,932 (5)(11)     4.18
Vincent A. Scola                      62               1995              1998             50,188 (6)         1.14
Leo J. Costello                       72               1955              1999            160,604 (7)(11)     3.57
Leo J. Dean                           81               1981              1999            161,716 (8)(11)     3.62

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Kevin M. McCloskey                    39                --                --             219,544 (9)         4.91
Anthony G. Gallo                      44                --                --             215,694 (10)        4.82

---------------------
(1)      At July 31, 1997.
(2)      As of Record Date, October 14, 1997.
(3) Includes 35,460 shares which may be purchased through the exercise of stock options.
(4) Includes 328,088 shares over which Mr. Coogan has sole voting and dispositive power and 568 shares over which he holds in joint ownership with his wife. Also includes 260,876 shares which may be purchased through the exercise of stock options.
(5) Includes 101,890 shares which may be purchased through the exercise of stock options.
(6) Includes 35,460 shares which may be purchased through the exercise of stock options and 9,278 shares which he holds in joint ownership with his wife.
(7) Includes 121,218 shares which may be purchased through the exercise of stock options and includes 10,848 shares over which Mr. Costello has shared voting and investment power as co-trustee of the Lakeview Savings Bank Pension Plan.
(8) Includes 101,890 shares which may be purchased through the exercise of stock options and 19,964 shares which Mr. Dean holds in joint ownership with his wife.
(9) Includes 120,722 shares over which Mr. McCloskey has sole voting and investment power, 798 shares over which he has beneficial ownership, and 98,024 shares which may be purchased through the exercise of stock options.
(10) Includes 100,302 shares over which Mr. Gallo has sole voting and dispositive power, 6,520 shares over which he exercises shared voting and dispositive power with his spouse, and 98,024 shares which may be purchased through the exercise of stock options. Also, includes 10,848 shares over which Mr. Gallo has shared voting and dispositive power as a co-trustee of the Lakeview Savings Bank Pension Plan.
(11) Excludes 299,066 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Rowe, Costello, and Dean to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.

Biographical Information

         The principal occupation during the past five years of each nominee and director of the Company is set forth below.

         Kevin J. Coogan has been the President and Chief Executive Officer of the Savings Bank since 1986. Mr. Coogan began his service as an officer with the Savings Bank in 1982. Mr. Coogan has served as a director since 1987.

         Leo J. Costello has been a director of the Savings Bank since 1955 and was the President and Chief Executive Officer of the Savings Bank from 1959 and 1986. Mr. Costello has served as the Chairman of the Board since 1986.

         Robert J. Davenport currently serves as the Executive Director of the Passaic Valley Sewerage Commissioners, a public company. He has been employed by the Passaic Valley Sewerage Commissioners since 1972.

         Leo J. Dean has been a director of the Savings Bank since 1981. He is the retired owner of an automotive parts and service business and has also worked with civic organizations.

         Dennis D. Pedra has served as the President and CEO of N.E. Restaurant Co. located in Randolph, Massachusetts, a 30 unit restaurant company since 1991.

         Michael R. Rowe has served as a director of the Savings Bank since 1987. Mr. Rowe has been President of the New Jersey Nets since 1996. Prior to this position Mr. Rowe served as the General Manager of the New Jersey Sports and Exhibition Authority, which properties include Giant Stadium, the Meadowlands Arena and Racetrack.

         Vincent A. Scola was appointed to the Board of Directors in January 1995. Mr. Scola retired from his position as Senior Vice President of First Fidelity Bank, Newark, New Jersey in 1994.

Executive Officers Who Are Not Directors

         Kevin M. McCloskey has been the Vice President and Chief Operating Officer of the Savings Bank since 1989.

         Anthony G. Gallo has been the Chief Financial and Accounting Officer of the Savings Bank since 1989.

Nominations for Directors

         Pursuant to Article II, Section 15 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to a notice in writing to the Secretary of the Company that is delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company;
provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors conducts its business through meetings of the Board, Board committees and committees of the Savings Bank. During the fiscal year ended July 31, 1997, the Board of Directors of the Company held twelve (12) regular meetings and two (2) special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Savings Bank and committees on which such director served during the fiscal year ended July 31, 1997.

         The Personnel and Salary Committee consists of Leo J. Dean (Chairman) and Messrs. Pedra and Rowe. This standing committee determines the compensation and benefits of all officers and employees of the Company and Savings Bank. During fiscal 1997, the Personnel and Salary Committee met one time.

         The Audit and Control Committee consists of Michael R. Rowe (Chairman) and Messrs. Davenport and Scola. This standing committee meets quarterly and reviews the actions and reports of the internal audit department, and the independent auditor. The Committee also provides direction to the internal auditor. During fiscal 1997, this committee met four times.

         The Company's full Board of Directors acts as a Nominating Committee. This non-standing committee met once during the 1997 fiscal year.

Director Compensation

         Directors' Fees. During the fiscal year ended July 31, 1997, each member of the Board of Directors of the Company received $500 per meeting upon attendance. Members of the Board of Directors of the Savings Bank receive an annual retainer of $15,000. The Chairman of the Board of the Savings Bank received an annual retainer fee of $27,500. No additional fees are paid for committee meetings. Directors emeritus receive a fee of $5,000 per year. For the year ended July 31, 1997, the Company paid a total of $162,000 in directors' fees.

Executive Compensation


                           SUMMARY COMPENSATION TABLE

                                                                                                     Long Term
                                                                                                    Compensation
                                                        Annual Compensation                           Awards
                                            ---------------------------------------------------       ------
                                                                                                     Securities
                                   Fiscal                                        Other Annual        Underlying         All Other
Name and Principal Position         Year      Salary           Bonus            Compensation(1)      Options(#)        Compensation
-----------------------------     -------     ------           -----            ---------------    --------------      ------------

Kevin J. Coogan                     1997     $300,000         $62,700                  --                4,000        $  147,377 (2)
President, and Chief Executive      1996      270,000          50,000                  --               15,400           116,736 (3)
Officer                             1995      250,000          50,000                  --               12,100            37,352 (4)

Kevin M. McCloskey                  1997     $148,000         $31,350                                    4,000        $   97,790 (2)
Vice President and                  1996      133,000          25,000                  --               15,400            69,848 (3)
Chief Operating Officer             1995      125,000          25,000                  --               12,100            37,352 (4)

Anthony G. Gallo                    1997     $137,000         $31,350                                    4,000        $   92,201 (2)
Vice President and                  1996      122,000          25,000                  --               15,400            65,440 (3)
Chief Financial Officer             1995      115,016          25,000                  --               12,100            34,866 (4)

-----------------------
(1) Except as otherwise disclosed, for fiscal years 1997, 1996 and 1995, there were no (a) prerequisites over the lesser of $50,000 or 10% of any of such executive officers' total salary and bonus for the year;
         (b)  payments  of  above-market   preferential   earnings  on  deferred
         compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement of maturation; (d) tax payment reimbursement; or (e) preferential discounts on stock.
(2) Includes the value of 4,848 shares allocated under the ESOP for each named executive which had a market value of $16.50 per share at July
         31,  1997.  Also  includes  $67,385,  $17,798,  and  $12,209 of accrued benefits under the SERP Plan for Messrs. Coogan, McCloskey and Gallo, respectively.
(3) Includes the value of 5,464 shares allocated under the ESOP for each named executive which had a market value of $10.25 per share at July
         31,  1996.  Also  includes  $60,730,  $13,842,  and  $9,434 of  accrued benefits under the SERP Plan for Messrs. Coogan, McCloskey and Gallo, respectively.
(4) For Messrs. Coogan, McCloskey and Gallo, respectively, includes the value of 4,296 shares, 4,296 shares and 4,010 shares allocated under the ESOP which had a market price of $8.695 at July 31, 1995.

Employment Agreements

         The Savings Bank entered into employment agreements (the "Agreements") with Messrs. Coogan, McCloskey and Gallo for terms of three years, renewable monthly. Under the Agreements, the employees may be terminated for "just cause" as defined in the Agreements. If the employees are terminated "without just cause," the employees are entitled to a continuation of salary for a period of one year thereafter. In the event of the termination of employment in connection with any change of control of the Savings Bank, the employees will be paid a lump sum amount equal to 2.99 times the prior five year average of the employees' annual taxable compensation. In the event of a change in control at July 31, 1997, and subsequent termination of employment, Messrs. Coogan, McCloskey, and Gallo would have been entitled to severance payments of approximately $897,000, $442,520, and $409,630.

Benefits

         Pension Plan. The Savings Bank sponsors a tax-qualified defined benefit pension plan (the "Pension Plan"). All full-time employees of the Savings Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of service. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 62). The annual benefit payable as a life annuity under the Pension Plan is equal to the sum of the participants accrued benefit as of January 31, 1995, and the benefit which can be provided by the actuarial accumulations of the contributions made on the participant's behalf each year. For Participant's with one to five years of service, the contribution is equal to 2.25% of compensation up to the Social Security taxable wage base for the plan year of reference plus 4.5% of compensation in excess of the Social Security taxable wage base for the plan year of reference. For participants with six to ten years of service, the contribution is equal to 3.00% of compensation up to the Social Security taxable wage base for the plan year of reference plus 6.00% of compensation in excess of the Social Security taxable wage base for the plan year of reference. For participants with more than ten years of service, the contributions equal to 4.00% of compensation up to the Social Security taxable wage base for the plan year of reference plus 8.00% of compensation in excess of the Social Security Taxable Wage Base for the plan year of reference. A participant may elect an early retirement at age 60 with 20 years of service and may elect to receive a reduced monthly benefit. At July 31, 1997, Messrs. Coogan, McCloskey, and Gallo had 14, 12 and 8 years of credited service, respectively, under the Pension Plan. Upon normal retirement at age 62, Messrs. Coogan, McCloskey, and Gallo would each receive an annual benefit of $61,780, $77,725 and $46,538, respectively.

         Supplemental Executive Retirement Plan. The Savings Bank has adopted a supplemental executive retirement plan ("SERP") for the benefit of Messrs. Coogan, McCloskey and Gallo. The purpose of the SERP is to furnish each participant with supplemental post-retirement benefits in addition to those which will be provided under the Savings Bank's pension plan and other retirement benefits. The SERP will provide a supplemental benefit necessary to furnish the pension benefits based upon the formula contained in the Pension Plan, without regard to the limitations under the Code regarding maximum benefits levels. Payments under the SERP will be accrued for financial reporting purposes based upon the vesting of such benefits. The SERP shall be unfunded. There are no tax consequences to either the participant or the Savings Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Savings Bank will be entitled to recognize a tax-deductible compensation expense at that time. Benefits under the SERP shall be immediately payable upon death or disability of the participant, or upon termination of participant within one year of a change in control of the Savings Bank. Upon normal retirement at age 62, Messrs. Coogan, McCloskey and Gallo would each receive an annual benefit of $91,300, $34,267, and $18,252, respectively.

         401(k) Profit Sharing Plan. The Savings Bank sponsors a tax-qualified defined contribution profit sharing plan, ("401(k) Plan"), for the benefit of its employees. All full-time employees become eligible to participate under the Plan after completing one year of service. Under the 401(k) Plan, employees may voluntarily elect to defer up to 5% of compensation, not to exceed applicable limits under the Code (i.e., $9,500 in 1997). Additionally, the Savings Bank may contribute an annual discretionary contribution to the plan. Such benefits are allocated to participant accounts as a percentage of base compensation of such participant to the base compensation of all participants. At the end of each fiscal year, the Board of Directors determines whether to make a discretionary contribution and the amount of the contribution to the 401(k) Plan, based upon a number of factors, such as the Savings Bank's retained income, profits, regulatory capital and employee performance. For the fiscal year ended July 31, 1997, there were no employer contributions to the 401(k) Plan by the Savings Bank for all employees.

         Employee Stock Ownership Plan. The Savings Bank maintains an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are full-time employees who have completed one year of service with the Savings Bank or its subsidiary and attained age 21.

         The ESOP is funded by contributions made by the Savings Bank in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP has borrowed funds from an unrelated third party lender in order to purchase Common Stock in the Conversion and during fiscal 1997 purchased additional shares of the Company. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Savings Bank is contributing approximately $267,722 annually to the ESOP to meet principal obligations under the ESOP loan. This loan is expected to be fully repaid by the year 2005.

         Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year and be employed on the last day of the plan year in order to receive an allocation. Participant benefits become 100% vested after five years of service. Employment prior to the adoption of the ESOP shall count toward vesting. Vesting will be accelerated upon retirement, death, disability or termination of the ESOP. Forfeitures will be reallocated to participants on the same basis as other contributions in the plan year. Benefits may be payable in the form of a lump sum upon retirement, death, disability or separation from service. The Savings Bank's contributions to the ESOP are discretionary; therefore, benefits payable under the ESOP cannot be estimated.

         Stock Option Plan. In connection with the Savings Bank's conversion from mutual to stock form in December 1993 (the "Conversion") and acquisition of the outstanding stock of the Bank by the Company, (the "Reorganization"), the Company's Board of Directors adopted the 1993 Stock Option Plan (the "Option Plan"), which was ratified by stockholders of the Company on May 26, 1994 at a special meeting of stockholders. Pursuant to the Option Plan, 959,948 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors and key employees of the Company from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon the Reorganization, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. Options become immediately vested in the event of death, disability or a

"change-in-control" of the Company or the Savings Bank. Options to purchase 40,000 shares of Common Stock were granted in fiscal 1997.

         The following table sets forth additional information concerning options granted under the 1993 Stock Option Plans.

                             Option/SAR Grants Table
              Option/SAR Grants in Fiscal Year Ended July 31, 1997
              ----------------------------------------------------
                                                                                        Potential Realizable
                                                                                       Value at Assumed Annual
                                                                                        Rates of Stock Price
                                                                                          Appreciation for
                Individual Grants                                                            Option Term(1)
-----------------------------------------------------------------------------------       -----------------
        (a)                        (b)           (c)           (d)           (e)           (f)           (g)
                                             % of Total
                             # of Securities   Options      Exercise
                               Underlying    Granted to      or Base
                                 Options    Employees in      price      Expiration
Name                           Granted (#)   Fiscal Year     ($/SH)         Date         5% ($)        10% ($)
----                           -----------   -----------     ------      ----------     --------       -------

Kevin J. Coogan                  4,000          10%          $12.07         12/06       $41,507      $105,187
Kevin M. McCloskey               4,000          10%           12.07         12/06        41,507       105,187
Anthony G. Gallo                 4,000          10%           12.07         12/06        41,507       105,187

-------------------------

(1) The amounts represent certain assumed rates of appreciation based upon the closing price of stock as of July 31, 1997 of $16.50 per share. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurances that the amount reflected in the table will be achieved.

              Option/SAR Exercises and Fiscal Year End Value Table
Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
--------------------------------------------------------------------------------


          (a)                               (b)                   (c)                  (d)               (e)

                                                                                 Number of
                                                                                 Securities            Value of
                                                                                 Underlying          Unexercised
                                                                                 Unexercised         In-The-Money
                                                                                 Options/SARs        Options/SARs
                                                                                 at FY-End (#)       at -End ($) (1)
                                                                                 -------------       ---------------
                                    Shares Acquired                              Exercisable/        Exercisable
Name                                on Exercise (#)     Value Realized ($) (1)   Unexercisable       Unexercisable
----                                ---------------     ----------------------   -------------       ---------------



Kevin J. Coogan                              0                     0             260,876 / 0            $ 3,206,898
Kevin M. McCloskey                           0                     0              98,024 / 0              1,131,349
Anthony G. Gallo                             0                     0              98,024 / 0              1,131,349


------------------------------
(1) Based upon the closing price of the Common Stock as of July 31, 1997 of $16.50 per share.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Company consists of Director Dean - Chairman, and Directors Pedra and Rowe. The committee serves as the Compensation Committee for the Savings Bank. Members of the committee are non-employee directors of the Company and the Savings Bank. The committee meets annually to review the performance of the Savings Bank's officers and employees, and to determine compensation programs and salary actions for the Savings Bank and its personnel.

Board Compensation Committee Report on Executive Compensation

         The Savings Bank's Compensation Committee met once during the fiscal year ended July 31, 1997 to review compensation paid to executive officers and to determine the level of any increases in the salary budget for executive officers to take effect during the following year. As to each executive officer, the committee first considers recommendations presented by the Chief Executive Officer. The committee reviews various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Savings Bank's market area. During the fiscal year ended July 31, 1997, the committee looked at institutions with total assets of $300 million to $600 million. Although the committee does not set compensation levels for executive officers based on whether particular financial goals have been achieved by the Company, the committee does consider the overall profitability of the Company when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Company over the past year are also evaluated.

         For the fiscal year ended July 31, 1997, Kevin J. Coogan, President and Chief Executive Officer, received an increase in salary from $270,000 to $300,000, Kevin McCloskey, Vice President and Chief Operating Officer received an increase in salary from $133,000 to $148,000, and Anthony G. Gallo, Vice President and Chief Financial Officer received an increase from $122,000 to $137,000. Messrs. Coogan, McCloskey and Gallo received awards of stock options, as disclosed in the Summary Compensation Table. The committee considered the annual compensation paid to chief executive officers of financial institutions with assets of $300 million to $600 million and the individual job performance of such other executive officers in consideration of its specific salary increase decision with respect to compensation paid to Messrs. Coogan, McCloskey and Gallo.

         The Compensation Committee:

         Leo J. Dean - Chairman
         Dennis D. Pedra
         Michael R. Rowe

Performance Graph

         Set forth on the following page is a stock performance graph comparing the cumulative total shareholder return on the Company's Common Stock for the period from December 1993 through July 31, 1997. The performance graph compares the cumulative total shareholder return on the Company's Common Stock with (a) the yearly cumulative total stockholder return on stocks included in the Nasdaq Total Market index and (b) the yearly cumulative total stockholder return on stocks included in the Nasdaq Bank index ("Bank Index"), as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of December 22, 1993. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years. The Company's Common Stock was first issued on December 22, 1993.

         There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Company will not make nor endorse any predictions as to future stock performance.


                               [GRAPHICS OMITTED]


                                                12/93         7/31/94          7/31/95          7/31/96          7/31/97
                                                -----         -------          -------          -------          -------

Total Market Index                            $100.00          $95.90          $134.66          $146.71          $216.48

Bank Index                                     100.00          109.68           127.94           157.07           267.24

Lakeview Financial Corp.                       100.00          170.18           199.10           256.38           478.67


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Savings Bank has followed a policy of not granting loans to officers, directors and employees. However, loans may be made to members of the immediate families of officers, directors and employees. The loans have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, that apply to the Savings Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                          INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

         KPMG Peat Marwick LLP was the Company's independent public accountant for the 1997 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with KPMG Peat Marwick LLP to be its auditors for the fiscal year ending July 31, 1998. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

         The audited financial statements of the Company for the fiscal year ended July 31, 1997, prepared in conformity with generally accepted accounting principles, are included in the Company's 1997 Annual Report to Stockholders, which accompanies this Proxy Statement. Any stockholder who has not received a copy of the Company's Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1117 Main Street, Paterson, New Jersey 07503 no later than July 1, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                             SOLICITATION OF PROXIES
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      Helen Saco
                                      Secretary

Paterson, New Jersey
October 29, 1997

ANNEX A

--------------------------------------------------------------------------------
                            LAKEVIEW FINANCIAL CORP.
                                1117 MAIN STREET
                           PATERSON, NEW JERSEY 07503
                                 (201) 742-3060
                         ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------
                                November 25, 1997
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Lakeview Financial Corp. ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at The Valley Regency, 1129 Valley Road, Clifton, New Jersey, on November 25, 1997, at 10:00 a.m. and at any and all adjournments thereof, as follows:


                                                       VOTE FOR    VOTE WITHHELD
                                                       --------    -------------

1.        The election as a director of the two
          nominees listed below for terms to             |_|           |_|
          expire in 2000 (except as marked to the
          contrary).


          Robert J. Davenport
          Dennis D. Pedra



INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided.
                                     -------------------------------------------









         The Board of Directors recommends a vote "FOR" the above listed proposition.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting, a Proxy Statement dated October 29, 1997, and the 1997 Annual Report to Stockholders.



Dated:                , 1997
      ----------------


-----------------------------                   --------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER



-----------------------------                   --------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                     THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

ANNEX B

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            LAKEVIEW FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            LAKEVIEW FINANCIAL CORP.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]             No fee required
  [ ]             Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------